UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2012

UNITED COMMUNITY FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

OHIO	0-024399	34-1856319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 West Federal Street, Youngstown, Ohio 44503-1203

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 742-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On December 18, 2012, United Community Financial Corp. (“UCFC”) held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on November 9, 2012, the voting record date, there were 32,896,591 UCFC common shares outstanding and entitled to vote. At the Annual Meeting, 24,866,995, or 75.59%, of the outstanding common shares entitled to vote were represented by proxy or in person.

(b) (i) Directors elected at the Annual Meeting for a three year term to expire at the 2015 Annual Meeting of Shareholders:

	Number of Votes Cast:
	For	Withheld	Broker Non-Votes
Lee J. Burdman	16,236,384	1,453,784	7,176,827
Scott D. Hunter	16,296,820	1,393,348	7,176,827

Other directors whose term of office continued after the Annual Meeting:

Eugenia C. Atkinson

Patrick W. Bevack

Richard J. Buoncore

Scott N. Crewson

Richard J. Schiraldi

David C. Sweet

(ii) Ratification of the selection of Crowe Horwath LLP, certified public accountants, as the auditors of UCFC for the current fiscal year:

Number of Votes Cast:
For	Against	Broker Non-Votes	Abstain
23,826,962	786,921	N/A	253,112

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY FINANCIAL CORP.

By:	/s/ Jude J. Nohra
Jude J. Nohra, General Counsel & Secretary

Date: December 20, 2012